UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section §240.14a-12

RAND LOGISTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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RAND LOGISTICS, INC.
500 Fifth Avenue, 50th Floor

New York, NY 10110
___________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held September 21, 2012
___________________

To the Stockholders of
Rand Logistics, Inc.:

You are invited to attend the annual meeting of stockholders (the “Meeting”) of RAND LOGISTICS, INC., a Delaware corporation (the “Company”), at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022 on Friday, September 21, 2012, at 11:00 A.M. (local time), for the following purposes:

(1)	To elect two directors of the Company as Class III directors to serve for a term of three years and until their successors have been duly elected and qualified;

(2)
To approve, for purposes of Section 162(m) of the United States Internal Revenue Code, the performance-based award provisions used to determine executive compensation under the Company’s 2007 Long Term Incentive Plan;

(3)	To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the 2013 fiscal year; and

(4)	To consider and act upon such other matters as may properly come before the Meeting.

Only stockholders of record at the close of business on July 25, 2012 are entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof.  A list of the stockholders of the Company as of the close of business on July 25, 2012 will be available for inspection during business hours for ten days prior to the Meeting at the Company’s principal executive offices located at 500 Fifth Avenue, 50th Floor, New York, New York 10110.

Please fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage-paid envelope to make sure that your shares are represented at the Meeting.  If you attend the Meeting in person, you may, if you desire, revoke your proxy and choose to vote in person even if you had previously sent in your proxy card.

By order of the Board of Directors,

CAROL ZELINSKI, Secretary
New York, New York July 27, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 21, 2012:

Our Proxy Statement and Annual Report to Stockholders for the year ended March 31, 2012 are available at:

http://randlogistics.investorroom.com/

RAND LOGISTICS, INC.
500 Fifth Avenue, 50th Floor
New York, NY 10110
___________________

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
September 21, 2012
_______________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors, also referred to as the Board, of RAND LOGISTICS, INC., a Delaware corporation, to be used at the annual meeting of stockholders (the “Meeting”) of the Company which will be held at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022 on Friday, September 21, 2012, at 11:00 A.M. (local time), and at any adjournment or adjournments thereof.  All references in this Proxy Statement to the “Company”, “we”, “us”, and “our” refer to Rand Logistics, Inc.

Stockholders who execute proxies in the accompanying form retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy.  Unless so revoked, the shares represented by proxies will be voted at the Meeting.  The shares represented by the proxies solicited by our Board of Directors will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election of the named director nominees as Class III directors; (ii) FOR the approval of the performance-based award provisions used to determine executive compensation under the Company’s 2007 Long Term Incentive Plan; and (iii) FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2013 fiscal year.

Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Meeting to serve as inspector of election at the Meeting and who has executed and verified an oath of office. The affirmative vote of (i) a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board of Directors; and (ii) a majority of the shares present at the Meeting and entitled to vote on the subject matter is required to approve the performance-based award provisions used to determine executive compensation under the Company’s 2007 Long Term Incentive Plan, ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2013 fiscal year and approve any other business which may properly come before the Meeting. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Meeting for quorum purposes.  Abstentions will count as a vote against the proposals, other than the election of directors.  Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the votes cast.  Broker “non-votes” are not counted in the tabulations of the votes cast on any of the proposals.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Our principal executive offices are located at 500 Fifth Avenue, 50th Floor, New York, New York 10110.  The approximate date on which this Proxy Statement and the enclosed form of proxy were first sent or given to stockholders was on or about July 30, 2012.

There were outstanding on July 25, 2012, 17,724,306 shares of common stock, par value $.0001 per share (the “Common Stock”) and 300,000 shares of Series A Convertible Preferred Stock, par value $.0001 per share (the “Preferred Stock”). Holders of record of the Common Stock at the close of business on July 25, 2012 will be entitled to one vote for each share of Common Stock of the Company then held. The holders of record of the Preferred Stock at the close of business on July 25, 2012 are entitled to one vote for each of the 2,419,355 shares of Common Stock into which the Preferred Stock is convertible.  Only stockholders of record at the close of business on July 25, 2012 will be entitled to vote.

As of July 25, 2012, there were 17 holders of record of the Common Stock, and eight holders of record of the Preferred Stock.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes of directors, with the classes as nearly equal in number as possible, each serving staggered three-year terms.  As a result, approximately one third of our Board of Directors will be elected each year.

The terms of office of our Board of Directors are:

•	Class I directors, whose term will expire at the Annual Meeting of Stockholders to be held in 2013 and when their successors are duly elected and qualify;

•	Class II director, whose term will expire at the Annual Meeting of Stockholders to be held in 2014 and when his successor is duly elected and qualifies; and

•	Class III directors, whose term will expire at this Annual Meeting of Stockholders and when their successors are duly elected and qualify.

Our Class I directors are Scott Bravener and Michael D. Lundin; our Class II director is Jonathan Brodie; and our Class III directors are Laurence S. Levy and H. Cabot Lodge III.

Two directors will be elected at the Meeting as our Class III directors for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2015 and until their successors shall have been elected and shall qualify.  The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting.  Each proxy received will be voted FOR the election of the nominees named below unless otherwise specified in the proxy.  At this time, our Board of Directors knows of no reason why any nominee might be unable to serve.  There are no arrangements or understandings between any nominee and any other person pursuant to which such person was selected as a nominee.

Our Corporate Governance/Nominating Committee has reviewed the qualifications of the nominees for directors and has recommended the nominees for election to the Board of Directors.

Name of Nominee	Principal Occupation	Age	Year Became a Director

Laurence S. Levy	Chairman and Chief Executive Officer of the Company	56	2004
H. Cabot Lodge III	Principal of H.C. Lodge Capital	56	2006

Laurence S. Levy has been Chairman of our Board of Directors and our Chief Executive Officer since our inception.  Mr. Levy founded the predecessor to Hyde Park Holdings, LLC in July 1986 and has since served as its chairman. Hyde Park Holdings, LLC is an investor in middle market businesses. Mr. Levy serves as an officer or director of several companies in which Hyde Park Holdings, LLC or its affiliates have made investments.  Presently, these companies include: Ozburn-Hessey Logistics LLC, a national logistics services company, of which Mr. Levy is a director; Derby Industries LLC, a sub-assembly business to the appliance, food and transportation industries, of which Mr. Levy is chairman; PFI Resource Management LP, an investor in the Private Funding Initiative program in the United Kingdom, of which Mr. Levy is general partner; Regency Affiliates, Inc., a diversified company, of which Mr. Levy is chairman, chief executive officer and president; and Warehouse Associates L.P., a provider of warehouse and logistics services, of which Mr. Levy is chairman. Mr. Levy is a director of Sunbelt Holdings, Inc., a leading distributor of wine and spirits.  During the past five years, Mr. Levy served on the board of directors of Regency Affiliates, Inc., which was a public company until it terminated its registration with the Securities and Exchange Commission in October 2010, Essex Rental Corp., a publicly traded company, of which Mr. Levy is Chairman of the Board and also served as chief executive officer from its inception through October 31, 2008, and Hyde Park Acquisition Corp. II.  Mr. Levy received a Bachelor of Commerce degree and a Bachelor of Accountancy degree from the University of Witwatersrand in Johannesburg, South Africa and an M.B.A. from Harvard University, where he graduated as a Baker Scholar. He is a Chartered Accountant (South Africa). Mr. Levy is not related to Edward Levy.

Mr. Levy brings to the Company’s Board of Directors his financial, accounting and investment knowledge and extensive experience as a director of, and as an advisor to, other public and private companies, and the knowledge and experience he has gained from such service, including his expertise in evaluating potential investment opportunities and in corporate governance.

H. Cabot Lodge III has been a member of our Board of Directors since 2006. Mr. Lodge is Principal of H.C. Lodge Capital, an international merchant bank and advisory company based in New York, London and Nassau. Until April 2012, Mr. Lodge was President of W.P. Carey & Company Limited, an international real estate investment firm specializing in long-term corporate lease finance.  In July 2009, Mr. Lodge founded CL Properties LLC, a real estate advisory and corporate net lease management company.  Mr. Lodge founded ARC Global Partners LLC in 2006, an international real estate merchant bank.  From 2000 to 2006, Mr. Lodge served as an Executive Vice President and Director of iStar Financial Inc., a provider of financing to private and corporate owners of real estate and corporate net lease financing.  Mr. Lodge was a founder of American Corporate Real Estate, a corporate net lease fund which was acquired by iStar Financial Inc. in 2000.  Prior to that, Mr. Lodge was a managing director and member of the board of directors of W.P. Carey & Co., Inc., a real estate investment bank.  Mr. Lodge graduated from Harvard College in 1978 and Harvard Business School in 1983.

Having worked for many years as an investment executive, Mr. Lodge brings a broad financial and management background and experience with public-company corporate governance issues to our Board of Directors.

The Board of Directors unanimously recommends a vote FOR the election of the named Class III nominees, Laurence S. Levy and H. Cabot Lodge III, to our Board of Directors.  Proxies received in response to this solicitation will be voted FOR the election of the named Class III nominees to our Board of Directors unless otherwise specified in the proxy.

Information Regarding Other Members of the Board of Directors

The following table sets forth information with respect to each of the other members of the Board of Directors whose term extends beyond the Meeting, including the Class of such director and the year in which each such director’s term would expire.

Name	Age	Year Became a Director	Year Term Expires
Scott Bravener	48	2006	2013 Class I
Michael D. Lundin	52	2008	2013 Class I
Jonathan Brodie	56	2006	2014 Class II

Captain Scott Bravener has served as Lower Lakes Towing’s President and Chief Executive Officer since its inception in 1994, and until 2001 also served as the captain of the Cuyahoga, a vessel owned by Lower Lakes.  Captain Bravener has worked in the Great Lakes shipping industry since 1982, serving in various capacities for Canada Steamship Lines Inc. and P & H Shipping prior to the formation of Lower Lakes.  Captain Bravener is a director of the Canadian Shipowners Association, is a director of the Chamber of Marine Commerce, is a certified Ships Master and is a member of the American Bureau of Shipping.  Captain Bravener is a graduate of the Marine Navigation Technology program at Georgian College, Owen Sound, Ontario.

Having worked in the Great Lakes shipping business for 30 years as a licensed officer and shoreside executive, including responsibility for customer sales, engineering, shipboard operations and management and executive management, Mr. Bravener brings specialized knowledge of Rand’s business and industry to the Company’s Board of Directors.

Michael D. Lundin joined our Board of Directors in April 2008, and is currently a director of Avtron, Inc., Euramax International Inc., Broder Bros., Co. and U.S. Concrete, Inc.  From December 2002 until February 2008, Mr. Lundin was President, Chief Executive Officer and a director of the Oglebay Norton Company (“Oglebay”), a mining operator, processor, transporter and marketer of industrial minerals and aggregates.  Mr. Lundin was employed by Oglebay since 2000.  Oglebay’s common stock and preferred stock were registered until 2006 under Section 12 of the Securities Exchange Act of 1934, as amended.  Oglebay filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on February 23, 2004.  Prior to joining Oglebay, Mr. Lundin served as Vice President and then President/Partner of Michigan Limestone Operations, LP, where he negotiated the partnership's sale to Oglebay for $100 million.  Mr. Lundin is also a Partner and Chairman of North Coast Minerals of Resilience Capital, a private equity firm focused on small-cap private companies.  Mr. Lundin earned a B.S. in Manufacturing Engineering and Product Development from the University of Wisconsin and an M.B.A. from Loyola Marymount University.

As a result of approximately 19 years working in senior executive positions at two Great Lakes customers that mined, processed and distributed aggregates and operated one of the largest fleets of dry bulk vessels on the Great Lakes, Mr. Lundin has acquired specialized knowledge relevant to our business on the Great Lakes.

Jonathan Brodie has been a member of our Board of Directors since June 6, 2006.  Mr. Brodie is the principal of JMB Associates, a privately-owned money management firm, and has served as a consultant to (since 2001), and a director of (since 2005), a holding company for a global investment manager. From 1988-2000, Mr. Brodie was a portfolio manager for JMB Associates, managing individual and institutional accounts.  Prior to forming JMB Associates, Mr. Brodie served as an Investment Analyst and Portfolio Manager for T. Rowe Price Associates, and as an Investment Analyst for Allan Gray Investment Council. Mr. Brodie serves on the Board of Regents of the Hebrew University of Jerusalem and on the International Advisory Board of the Melton Centre of the Hebrew University of Jerusalem.  Mr. Brodie is a Board member of MaAfrika Tikkun, USA and is a Wexner Heritage Fellow.  Mr. Brodie graduated with a Bachelor of Business Science and BA Honors (Economics) in 1978 and 1979, respectively, from Cape Town University, South Africa. He received his MBA from Stanford University in 1984, and was an Arjay Miller Scholar. Mr. Brodie is a Chartered Financial Analyst.

Mr. Brodie brings his experience managing funds and a shareholder’s perspective in evaluating investments and considering corporate governance issues to our Board of Directors.

Information Regarding Executive Officers

Name	Age	Position

Laurence S. Levy	56	Chief Executive Officer and Chairman of the Board of Directors of the Company
Edward Levy	48	President of the Company
Joseph W. McHugh, Jr.	57	Chief Financial Officer of the Company

For biographical information regarding Laurence S. Levy, please see page 4 of this Proxy Statement.

Edward Levy has served as our President since 2006.  Mr. Levy has served as President of Hyde Park Acquisition Corp. II since its inception and as Executive Vice Chairman of the Board since October 2011.  From its inception in August 2006 until its acquisition of Essex Rental Corp. (“Essex”) in October 2008, Mr. Levy served as President and a member of the Board of Hyde Park Acquisition Corp. Since October 2008, Mr. Levy has served as Vice-Chairman of the Board of Directors of Essex (formerly Hyde Park Acquisition Corp.), a NASDAQ-listed company and one of North America's largest providers of lattice-boom crawler crane and attachment rental services.  Since March 2006, Mr. Levy has also served as Vice Chairman and Managing Director of Hyde Park Holdings, LLC. Since January 2008, he has also served as managing partner of Hyde Park Value Credit Fund, which manages two different credit strategies, including newly issued first and second lien corporate middle market loans and distressed corporate debt. Mr. Levy was a managing director of CIBC World Markets Corp. from August 1995 through December 2004, and was co-head of CIBC World Markets Corp.’s Leveraged Finance Group from June 2001 until December 2004.  From February 1990 to August 1995, Mr. Levy was a managing director of Argosy Group L.P., a private investment banking firm.  Mr. Levy is currently a director of Derby Industries.  From July 1999 until March 2005, he was also a director of Booth Creek Ski Holdings, Inc., a reporting company under the Securities Exchange Act of 1934 that owns and operates six ski resort complexes encompassing nine separate resorts.  Mr. Levy is also a member of the board of directors of a number of privately-held companies.  Mr. Levy received a B.A. from Connecticut College.   Mr. Levy is not related to Laurence S. Levy.

Joseph W. McHugh, Jr. has served as our Chief Financial Officer since May 2006. Mr. McHugh served as a financial consultant to the bankruptcy trustee of High Voltage Engineering Corporation (“HVEC”), a diversified group of industrial and technology based manufacturing and services businesses from January 1, 2006 until commencing his employment with us.  HVEC filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on March 1, 2004 and again on February 8, 2005.  Mr. McHugh served as Chief Financial Officer of HVEC from 1992 through 2004 and as its Vice President of Finance during 2005.  Prior to 1992, Mr. McHugh held financial management positions at Honeywell Inc. and General Signal Corporation.  Mr. McHugh received a B.S. in Accounting and a M.B.A. from Bentley College, and is a Certified Management Accountant.

Information Regarding the Board of Directors and Committees

Family Relationships

There are no family relationships between any of our executive officers or directors.

Independence of Directors

During the fiscal year ended March 31, 2012, the Board met or acted by unanimous consent on twelve occasions.  During the fiscal year ended March 31, 2012, each of the directors attended at least 75% of the aggregate number of meetings of the Board and of any committees of the Board on which they served.  The Company does not have a policy on attendance by directors at our annual meeting of stockholders; however, all of our directors attended our Annual Meeting of stockholders held on September 21, 2011, with Mr. Lodge and Mr. Brodie participating by telephone conference.

As required by the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”), a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board.  Our Board determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent”.

Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, and us, our executive officers and our independent registered public accounting firm, the Board has affirmatively determined that a majority of our Board is comprised of independent directors.  Our independent directors pursuant to the NASDAQ listing standards are Messrs. Brodie, Lodge and Lundin.

Committees of the Board

The standing committees of our Board of Directors consist of an Audit Committee, a Compensation Committee and a Corporate Governance/Nominating Committee.  Our Board of Directors may also establish from time to time any other committees that it deems necessary or advisable.

Audit Committee

Our Audit Committee consists of Messrs. Brodie, Lodge and Lundin, with Mr. Lundin serving as the Chairman of the Audit Committee.  All three current members of the Audit Committee satisfy the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 5605 of the NASDAQ listing standards.  Each member of our Audit Committee is financially literate.  In addition, Mr. Lundin serves as our Audit Committee “financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”), and has the financial sophistication required under the NASDAQ listing standards.  Our Audit Committee, among other things:

•	reviews our annual and interim financial statements and reports to be filed with the Securities and Exchange Commission;

•	discusses with management, internal auditors and independent auditors the adequacy and effectiveness of our accounting and financial controls and disclosure controls and procedures;

•	appoints and replaces our independent outside auditors from time to time, determining their compensation and other terms of engagement and oversees their work;

•	oversees the performance of our internal audit function;

•	conducts a review of all related party transactions for potential conflicts of interest and approves all such related party transactions;

•
establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	oversees our compliance with legal, ethical and regulatory matters.

The Audit Committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and for overseeing their work. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm will be approved in advance by our Audit Committee.  During the fiscal year ended March 31, 2012, the Audit Committee met or acted by unanimous consent on five occasions.  The Audit Committee has adopted a formal written Audit Committee charter that complies with the requirements of the Exchange Act and the NASDAQ listing standards.  A copy of the Audit Committee charter is available on the investors section of our website at www.randlogisticsinc.com.

Audit Committee Report

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures.  The outside auditors audit the Company’s financial statements and express an opinion on the financial statements based on the audit.  The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board.  The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee has met and held discussions with management and Grant Thornton LLP, the Company’s independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s financial statements for the year ended March 31, 2012 were prepared in accordance with generally accepted accounting principles. We discussed the financial statements with both management and the independent auditors.  We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board.

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit.  We met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee discussed with the independent auditors the auditor’s independence from the Company and management, including the independent auditors written disclosures required by Independent Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board.

Based on the foregoing, we have recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended March 31, 2012, for filing with the Securities and Exchange Commission.

Audit Committee Michael D. Lundin, Chairman Jonathan Brodie H. Cabot Lodge III

Compensation Committee

Our Compensation Committee consists of Messrs. Brodie, Lodge and Lundin, with Mr. Brodie serving as the Chairman of the Compensation Committee.  All of these members of our Compensation Committee are “independent” as defined under Rule 5605 of the NASDAQ listing standards.  The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. Our Compensation Committee, among other things:

•	reviews and approves the compensation of our Chief Executive Officer and the other executive officers; and

•	makes recommendations to the Board with respect to incentive compensation plans and equity based plans.

The Compensation Committee’s charter does not authorize it to delegate its authority, notwithstanding its ability to engage outside consulting firms to assist in the evaluation of director or executive officers.

The Compensation Committee has adopted a formal, written Compensation Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended March 31, 2012, the Compensation Committee met or acted by unanimous consent on one occasion.  A copy of the Compensation Committee charter is available on the investors section of our website at www.randlogisticsinc.com.

Corporate Governance/Nominating Committee

Our Corporate Governance/Nominating Committee consists of Messrs. Brodie, Lodge and Lundin, with Mr. Lodge serving as the Chairman of the Corporate Governance/Nominating Committee.  All of these members are “independent” as defined under Rule 5605 of the NASDAQ listing standards.  Our Corporate Governance/Nominating Committee, among other things:

•	establishes criteria for Board and committee membership and recommends to our Board of Directors proposed nominees for election to the Board of Directors or committees of the Board;

•	establishes processes for security holders to send stockholder proposals and other communications to the Board of Directors or our management; and

•	monitors and recommends the functions and reviews the performance of the Board and the various committees of the Board of Directors.

The Corporate Governance/Nominating Committee has adopted a formal written Corporate Governance/Nominating Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards.  During the fiscal year ended March 31, 2012, the Corporate Governance/Nominating Committee met or acted by unanimous consent on one occasion.  A copy of the Corporate Governance/Nominating Committee charter is available on the investors section of our website at www.randlogisticsinc.com.

Nominations For The Board Of Directors

The Corporate Governance/Nominating Committee of the Board of Directors considers director candidates based upon a number of qualifications.  The qualifications for consideration as a director nominee vary according to the particular area of expertise being sought as a complement to the existing composition of the Board.  At a minimum, however, the Corporate Governance/Nominating Committee seeks candidates for director based on, but not limited to, the following criteria:

•
experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited business or law school or experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization;

•	the highest personal and professional ethics, integrity and values;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	willingness and ability to devote adequate time, energy and resources to diligently perform Board and Board committee duties and responsibilities; and

•	a commitment to representing the long-term interests of the stockholders.

The Corporate Governance/Nominating Committee has not adopted a specific diversity policy with respect to identifying nominees for director.  However, the Corporate Governance/Nominating Committee takes into account the importance of diversified Board membership in terms of the individuals involved and their various experiences and areas of expertise.

The Corporate Governance/Nominating Committee shall make every effort to ensure that the Board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by NASDAQ and/or the SEC.  Backgrounds giving rise to actual or perceived conflicts of interest are undesirable.

The Corporate Governance/Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired.  The Corporate Governance/Nominating Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers and directors as a source for potential director candidates.  The Board retains complete independence in making nominations for election to the Board.

The Corporate Governance/Nominating Committee will consider qualified director candidates recommended by stockholders in compliance with our procedures and subject to applicable inquiries.  The Corporate Governance/Nominating Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources.  Pursuant to our second amended and restated bylaws, any stockholder may recommend nominees for director not less than 60 days nor more than 90 days in advance of the annual meeting of stockholders, by writing to Laurence S. Levy, Chairman of the Board and Chief Executive Officer, Rand Logistics, Inc., 500 Fifth Avenue, 50th Floor, New York, New York 10110, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with us, the nominee and/or the stockholder submitting the nomination and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements.  All of these communications will be reviewed by our Chairman of the Board and forwarded to H. Cabot Lodge III, the Chairman of the Corporate Governance/Nominating Committee, for further review and consideration in accordance with this policy.

Board Leadership Structure and Role in Risk Oversight

Board Leadership

The Chairman of our Board of Directors is also currently the Company’s Chief Executive Officer.  Our Board of Directors does not currently have a lead independent director.  Our Board of Directors believes that the Company’s current model of the combined Chairman/Chief Executive Officer role is the appropriate leadership structure for the Company at this time. The Board of Directors believes that each of the possible leadership structures for a board has its particular pros and cons, which must be considered in the context of the specific circumstances, culture and challenges facing a company, and that such consideration falls squarely on the shoulders of a company’s board and necessitates a diversity of views and experiences. Mr. Levy’s combined role as Chairman and Chief Executive Officer promotes unified leadership and direction for the Board of Directors and executive management and it allows for a single, clear focus for the chain of command to execute our strategic initiatives and business plans.

Risk Oversight

Our Board of Directors believes that oversight of risk management is the responsibility of the full Board, with support from its committees and senior management. The Board of Directors’ principal responsibility in this area is to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the company to identify, assess and facilitate processes and practices to address serious risks. We believe that the current leadership structure enhances the Board of Directors’ ability to fulfill this oversight responsibility, as the Chairman and Chief Executive Officer is able to focus the Board’s attention on the key risks facing the Company.

Code of Ethics

We have adopted a written code of ethics applicable to our directors, officers and employees in accordance with the rules of the SEC and the NASDAQ listing standards.  We make our code of ethics available on the investors section of our website at www.randlogisticsinc.com. We will disclose amendments to or waivers from our code of ethics in accordance with all applicable laws and regulations.

Section 16(A) Beneficial Ownership Reporting Compliance

Based upon a review of the filings furnished to us pursuant to Rule 16a-3(e) promulgated under the Exchange Act, and on representations from our executive officers and directors and persons who beneficially own more than 10% of our Common Stock, all filing requirements of Section 16(a) of the Exchange Act were complied with in a timely manner during the fiscal year ended March 31, 2012, except that (i) Laurence S. Levy failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to purchases of the Company’s Common Stock on March 1, 2012 and such transactions were reported on a Form 4 filed with the SEC on March 7, 2012; (ii) Edward Levy failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to purchases of the Company’s Common Stock on February 28, 2012 and such transactions were reported on a Form 4 filed with the SEC on March 5, 2012; and (iii) H. Cabot Lodge III failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to a grant of the Company’s common stock on March 31, 2011 and such transaction was reported on a Form 4 filed with the SEC on April 5, 2011.

Stockholder Communications With The Board Of Directors

Any stockholder or other interested party who desires to communicate with our Chairman of the Board of Directors or any of the other members of the Board of Directors may do so by writing to: Board of Directors, c/o Laurence S. Levy, Chief Executive Officer and Chairman of the Board of Directors, Rand Logistics, Inc., 500 Fifth Avenue, 50th Floor, New York, New York 10110.  Communications may be addressed to the Chairman of the Board, an individual director, a Board committee, the non-management directors or the full Board.  Communications will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes “spam,” pornographic material and/or communications offering to buy or sell products or services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding beneficial ownership of our Common Stock as of July 25, 2012, by:

•	each person known by us to beneficially own more than 5% of all outstanding shares of our Common Stock;

•	each of our directors, nominees for director and executive officers individually; and

•	all of our directors and executive officers as a group.

Except as otherwise indicated, to our knowledge, all persons listed below have sole voting power and investment power and record and beneficial ownership of their shares, except to the extent that authority is shared by spouses under applicable law.

The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person (and/or pursuant to proxies held by that person) that were exercisable on July 25, 2012 or became exercisable within 60 days following that date are considered outstanding. However, such shares are not considered outstanding for the purpose of computing the percentage ownership of any other person, nor is there any obligation to exercise any of the options. Except as otherwise indicated, the address for each beneficial owner is c/o Rand Logistics, Inc., 500 Fifth Avenue, 50th Floor, New York, New York 10110.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership Class
David M. Knott (1) Dorset Management Corporation Knott Partners, L.P. Knott Partners Offshore Master Fund, L.P. Shoshone Partners, L.P.	3,758,074(2)	19.8%
Zesiger Capital Group LLC (3)	1,873,245 (4)	10.6%
GMT Capital Corp.(5) Bay Resources Partners L.P. Bay II Resources Partners L.P. Bay Resource Partners Offshore Master Fund Ltd. Thomas E. Claugus	1,459,675(6)	7.7%
Ameriprise Financial, Inc. (7) Columbia Management Investment Advisers, LLC	1,418,637 (8)	8.0%
Laurence S. Levy	1,299,540(9)	7.2%
Rand Management LLC	789,694	4.5%
Rutabaga Capital Management (10)	1,047,415(11)	5.9%
RMB Capital Management, LLC (12) 1837 RMB Managers L.L.C.	1,007,323 (13)	5.7%
Edward Levy	481,361(14)	2.7%
Scott Bravener	199,927(15)	1.1%
Joseph W. McHugh, Jr.	148,879(16)	*
H. Cabot Lodge III	32,993(17)	*
Jonathan Brodie (18)	39,985	*
Michael D. Lundin (19)	28,614	*
All directors and executive officers as a group (7 individuals)	2,231,299(20)	12.3%
* Denotes ownership of less than one percent

(1)	The business address of the reporting persons is 485 Underhill Boulevard, Suite 205, Syosett, New York 11791.

(2)
Includes 1,209,675 shares of Common Stock issuable upon conversion of 150,000 shares of Series A convertible preferred stock.  This information was derived from a Schedule 13D/A filed with the SEC on February 14, 2011, a Schedule 13D/A filed with the SEC on August 2, 2006 and a Form 4 filed with the SEC on July 20, 2012.

(3)	The business address of this entity is 460 Park Avenue, 22nd Floor, New York, New York 10022.

(4)	This information was derived from a Schedule 13G/A filed with the SEC on February 1, 2012.

(5)	The business address of these entities and this individual is 2300 Windy Ridge Parkway, Suite 550 South, Atlanta, GA 30339.

(6)
Includes 1,209,675 shares of Common Stock underlying Rand’s series A convertible preferred stock issuable upon conversion of 150,000 shares of Series A convertible preferred stock.  This information was derived from a Schedule 13G filed with the SEC on July 26, 2007 and a Form 4 filed on April 13, 2012.

(7)
The business address of Ameriprise Financial, Inc. is 145 Ameriprise Financial Center, Minneapolis, MN 55474.  The business address of Columbia Management Investment Advisers, LLC is 225 Franklin St., Boston, MA 02110.

(8)	This information was derived from a Schedule 13G filed with the SEC on February 13, 2012.

(9)
Consists of 789,694 shares of Common Stock held by Rand Management LLC of which the sole member is the Laurence Levy Irrevocable Trust, a trust established for the benefit of Mr. Levy’s three children, of which Mr. Levy is Trustee.  Mr. Levy also owns 304,171 shares of Common Stock and 205,675 shares that are issuable upon the exercise by Mr. Levy of stock options that are presently exercisable.

(10)	The business address of this entity is Rutabaga Capital Management, 64 Broad Street, 3rd Floor, Boston, MA 02109.

(11)	This information was derived from a Schedule 13G/A filed with the SEC on February 10, 2012.

(12)	The business address of the reporting persons is 115 S. LaSalle Street, 34th Floor, Chicago, IL 60603.

(13)	This information was derived from a Schedule 13G filed with the SEC on February 14, 2012.

(14)	Consists of 369,609 shares of Common Stock and 111,752 shares that are issuable upon the exercise by Mr. Levy of stock options that are presently exercisable.

(15)	Consists of 138,660 shares of Common Stock and 61,267 shares that are issuable upon the exercise by Mr. Bravener of stock options that are presently exercisable.

(16)	Consists of 102,928 shares of Common Stock and 45,951 shares that are issuable upon the exercise by Mr. McHugh of stock options that are presently exercisable.

(17)	Includes 2,340 shares of Common Stock held by Carmel Lodge LLC, of which Mr. Lodge is the sole member.

(18)	The business address for Mr. Brodie is 10907 Brewer House Road, Rockville, Maryland 20852.

(19)	The business address for Mr. Lundin is P.O. Box 1746, Breckenridge, CO 80424.

(20)	Consists of 1,806,654 shares of Common Stock and 424,645 shares that are issuable upon the exercise of stock options that are presently exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Procedures

The Audit Committee’s charter requires that the Committee review and approve all transactions between the Company and any director or executive officer that will, or is reasonably likely to require disclosure under the SEC’s rules. The Audit Committee has adopted a written policy pursuant to which certain transactions between us or our subsidiaries and any of our directors or executive officers must be submitted to the Audit Committee for consideration prior to the consummation of the transaction as required by the rules of the SEC.  In determining whether to approve any such transaction, the Committee will consider the following factors, among others, to the extent relevant to the transaction:

•	whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related person;

•	whether there are business reasons for the Company to enter into the transaction;

•	whether the transaction would impair the independence of an outside director; and

•
whether the transaction would present an improper conflict of interest for a director or executive officer, taking into consideration such factors as the Committee deems relevant, such as the size of the transaction, the overall financial position of the individual, the direct or indirect nature of the individual’s interest in the transaction and the ongoing nature of any proposed relationship.

New York Office Lease

Rand maintains its executive offices at 500 Fifth Avenue, 50th Floor, New York, New York 10110 pursuant to an agreement with Hyde Park Real Estate LLC (“Hyde Park”), an affiliate of Laurence S. Levy, our Chairman of the Board and Chief Executive Officer, and Edward Levy, our President.  We pay Hyde Park a monthly fee of $12,813 which is for general and administrative services including office space, utilities and secretarial support. We believe, based on rents and fees for similar services in the New York City metropolitan area, that the fee charged by Hyde Park is at least as favorable as we could have obtained from an unaffiliated person.  Hyde Park is not obligated to continue to provide such office space and services to us, and there can be no assurance as to whether, or for how long, Hyde Park will continue to make such office space available.  For the fiscal year ended March 31, 2012, we paid Hyde Park approximately $150,937 for use of our executive offices and an additional $25,711 for our portion of office expenses and insurance.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table provides the compensation of our corporate officers, direct or indirect, for services rendered in all capacities for the fiscal years ended March 31, 2012 and March 31, 2011.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Laurence S. Levy Chairman & Chief Executive Officer	2012	350,000	50,000	400,008		51,833 (1)	851,841
	2011	309,000	-	450,003		58,456 (1)	817,459
Edward Levy President	2012	250,000	50,000	300,008		51,976 (1)	651,984
	2011	206,000	-	350,003		52,822 (1)	608,825
Scott Bravener President, Lower Lakes	2012	263,086	-	(3)		28,807 (2)	291,893
	2011	249,535	-	260,004		25,410 (2)	534,949

(1)	Consists of medical and dental insurance, basic life insurance, short-term and long-term disability insurance and 401(k) employer match contributions (effective June 2010).
(2)
Consists of medical and dental insurance, basic life insurance and short-term and long-term disability insurance, personal use of a Company vehicle and Company contributions to Mr. Bravener’s Registered Retirement Savings Plan (RRSP) account.

(3)
The amount of Mr. Bravener’s stock award for the fiscal year ended March 31, 2012 has not yet been determined and the Company expects such stock award to be determined by September 2012.  Once determined, we will report such bonus on a Form 8-K in accordance with Item 5.02 thereof.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information with respect to the value of all equity awards that were outstanding at March 31, 2012.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested
Laurence S. Levy	104,255	-	-	5.81	2/15/2018	16,486(1)	$138,812
	101,420	-	-	5.50	7/22/2018	33,984(2)	$286,145
Edward Levy	56,646	-	-	5.81	2/15/2018	9,077(1)	$76,428
	55,106	-	-	5.50	7/22/2018	24,670(2)	$207,721
Scott Bravener	31,056	-	-	5.81	2/15/2018	15,864(3)	$133,575
	30,211	-	-	5.50	7/22/2018	7,387(4)	$62,199
						10,118(2)	$85,194

(1)	Such restricted shares vest on February 24, 2013.
(2)	Such restricted shares vest over a period of three years, with one-third of such shares vesting on each of the first three anniversaries of April 8, 2011.
(3)	Such restricted shares vest over a period of two years, with one-half of such shares vesting on each of the first two anniversaries of March 31, 2012.
(4)	Such restricted shares vest over a period of two years, with one-half of such shares vesting on each of the first two anniversaries of April 5, 2011.

EXECUTIVE EMPLOYMENT ARRANGEMENTS

Mr. Bravener’s employment agreement (the “Employment Agreement”) with Lower Lakes Towing Ltd., our wholly owned subsidiary (“Lower Lakes”), dated as of October 8, 2009, pursuant to which Mr. Bravener will continue to serve as Lower Lakes’ President and Chief Executive Officer through March 31, 2014 (the “End Date”),  provides for Mr. Bravener to receive (i) a signing bonus of CDN $328,000, portions of which are recoverable by Lower Lakes in certain circumstances, (ii) a base salary in the amount of CDN $206,813 for the fiscal year ending March 31, 2010 and CDN $250,000 in each fiscal year thereafter, subject to certain adjustments, and (iii) certain performance-based bonuses.  The Employment Agreement also entitles Mr. Bravener to (i) participate in all of Lower Lakes’ benefit programs, including its registered retirement savings plan, (ii) lease an automobile at a maximum monthly cost of not more than CDN $950, plus expenses related to the business use of such automobile, and (iii) reimbursement of reasonable out-of-pocket expense incurred in the course of his employment.

In the event Mr. Bravener’s employment is terminated (i) by Lower Lakes without cause (as such term is defined in the Employment Agreement)  prior to the End Date, (ii) following the expiration of the Employment Agreement, if Lower Lakes decides not to renew the Employment Agreement or (iii) as a result of Mr. Bravener’s “disability” (as such term is defined in the Employment Agreement) or death, Mr. Bravener will be entitled to (a) any accrued but unpaid base salary and performance bonus as the of the date of such termination, (b) payment of the base salary in effect at the time of termination for a period of twenty-four months and (c) continuation of all benefit programs, including the registered retirement savings plan, for a period of twenty-four months.

In the event Mr. Bravener’s employment is terminated by Lower Lakes following a “change of control” (as such term is defined in the Employment Agreement) or by Mr. Bravener for “good reason” (as such term is defined in the Employment Agreement), Mr. Bravener will be entitled to (i) any accrued but unpaid base salary and performance bonus as the of the date of such termination, (ii) payment of the base salary in effect at the time of termination for a period of twenty-four months, (iii) continuation of all benefit programs, including the registered retirement savings plan, for a period of twenty-four months and (iv) a special bonus equal to 30% of Mr. Bravener’s base salary as of the date of such termination.

During the course of his employment and for twenty-four months after the termination thereof, Mr. Bravener may not be employed by or an advisor to any competitor to Lower Lakes or its affiliates, or otherwise engage in a competitive business in the U.S. or Canada and may not directly or indirectly solicit any customer, employee or service provider away from Lower Lakes or its affiliates.

In connection with the execution of the Employment Agreement, the Company awarded Mr. Bravener 39,660 shares (the “Restricted Shares”) of the Company’s common stock pursuant to a Restricted Share Award Agreement (the “Award Agreement”).  Pursuant to the Award Agreement, 20% of the Restricted Shares vest on each of March 31, 2010, March 31, 2011, March 31, 2012, March 31, 2013 and March 31, 2014, provided that Mr. Bravener is employed by the Company or one of its subsidiaries on such dates.

If Mr. Bravener’s employment is terminated for "cause" (as such term is defined in the Award Agreement), Mr. Bravener terminates his employment without "good reason" (as such term is defined in the Award Agreement) or Mr. Bravener terminates his employment for good reason but without sixty days notice, any Restricted Shares not vested prior to the date of any such termination shall immediately be canceled, with any rights or interests in and with respect to such Restricted Shares forfeited. The Company may, at its sole discretion, determine, prior to or within ninety days after the date of any such termination, that all or a portion of such unvested Restricted Shares shall not be so canceled and forfeited.

If Mr. Bravener’s employment is terminated for any reason other than those set forth in the previous paragraph or as a result of his death or permanent disability, 100% of the Restricted Shares awarded pursuant to the Award Agreement shall become fully vested as of the date of such termination.

In the event of a "change of control" of the Company (as such term is defined in the Award Agreement), all  restrictions, terms and conditions applicable to the Restricted Shares shall be deemed lapsed and satisfied as of the date of such change of control.

DIRECTOR COMPENSATION

The following table summaries the compensation we paid to our non-employee directors during the fiscal year ended March 31, 2012.  Compensation information for Laurence S. Levy, our Chief Executive Officer, and Scott Bravener, President of Lower Lakes, is set forth in the Summary Compensation Table above.

The Company’s policy is to pay non-employee directors $40,000 annually in cash and $6,250 of our Common Stock at the end of each fiscal quarter during which they served as a director.  In accordance with ASC Topic 718, the stock awards set forth below reflect the value of the Common Stock at the grant date rather than the date such awards were earned.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Jonathan Brodie	40,000	25,011	-	-	65,011
H. Cabot Lodge III	40,000	25,011	-	-	65,011
Michael D. Lundin	40,000	25,011	-	-	65,011

PROPOSAL 2 - APPROVAL OF THE PERFORMANCE-BASED AWARD PROVISIONS USED TO DETERMINE EXECUTIVE COMPENSATION UNDER THE COMPANY’S 2007 LONG TERM INCENTIVE PLAN

We are proposing that our stockholders approve the performance-based award provisions used to determine executive compensation under the Company’s 2007 Long Term Incentive Plan (the “Plan”). We have designed provisions of the Plan so that they conform to Section 162(m) of the United States Internal Revenue Code, as amended (the “Code”), and so that payments to the Participants will remain deductible by the Company. Section 162(m) requires the Company to seek approval of the performance criteria under the Plan in order to continue to fully deduct for U.S. federal income tax purposes performance-based compensation to the Participants.

We are not asking for an increase in the number of shares that may be issued under the Plan or to make any material changes or amendments to the Plan.

 If our stockholders vote to approve the performance-based award provisions used to determine executive compensation under the Plan, awards intended to qualify as “performance-based compensation” under Section 162(m) should be fully deductible by the Company. Under Section 162(m), the federal income tax deductibility of compensation paid to a Participant may be limited if the compensation exceeds $1 million in any one year. However, the Company may be able to deduct compensation in excess of $1 million if it qualifies the awards as “performance-based compensation” as defined in Section 162(m) of the Code.

If our stockholders do not approve the performance-based award provisions, the current Plan will remain in place, and we will continue to be able to make awards under the Plan. However, in that case, no compensation resulting from future awards to Participants under the Plan would qualify as performance-based compensation for purposes of Section 162(m) of the Code, and therefore, all compensation resulting from future awards to Participants under the Plan would be subject to the annual $1 million limitation on deductibility imposed by Section 162(m).

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting is required for the adoption of this proposal.

The Board of Directors unanimously recommends a vote FOR approval of the performance-based award provisions used to determine executive compensation under the Company’s 2007 Long Term Incentive Plan.  Proxies received in response to this solicitation will be voted FOR approval of the performance-based award provisions used to determine executive compensation under the Company’s 2007 Long Term Incentive Plan unless otherwise specified in the proxy.

We provide a summary description of the Plan below. The full text of the Plan is set forth in Appendix A to this Proxy Statement.

Purpose of the Plan

The purpose of the Plan is to further and promote the interests of the Company, its subsidiaries and its stockholders by enabling the Company and its subsidiaries to attract, retain and motivate employees, non-employee directors and consultants or those who will become employees, non-employee directors or consultants, and to align the interests of those individuals and the Company’s stockholders.

Stock Subject to the Plan

The plan covers an aggregate of up to 2,500,000 shares of Common Stock, of which, as of July 25, 2012, 1,221,596 shares had been issued, 479,785 shares were reserved for issuance pursuant to outstanding awards and 798,619 shares remained available for future awards. As of the close of business on July 25, 2012, our Common Stock was trading at $7.66 per share on the NASDAQ Capital Market.

Administration

The Plan is administered by the Company’s Compensation Committee (the “Compensation Committee”).  The Compensation Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. The Compensation Committee also selects the Plan’s participants, makes awards in such amounts and in such forms as it deems advisable, imposes such restrictions, terms and conditions as it deems appropriate, or corrects such technical defects or any inconsistencies in the Plan or any agreement made thereunder.

Changes in Capital Structure

Awards granted under the Plan, any agreements evidencing such awards and the maximum number of shares of Common Stock subject to the Plan may be subject to adjustment or substitution, as determined by the Compensation Committee in its sole discretion (i) in the event of changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers consolidations, combinations, exchanges or any other relevant changes in capitalization occurring after the date of grant of any such award, or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Plan participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.

In the event of the Company being merged into or consolidated with another corporation or entity, all or substantially all of the assets of the Company are acquired by another person, the reorganization or liquidation of the Company or the Company entering into a written agreement to undergo any of the foregoing events, the Compensation Committee may, in its discretion and upon at least ten days advance notice to the affected persons, cancel any outstanding awards and cause the holders thereof to be paid, in cash, securities or other property (including any securities or other property of a successor or acquiror), or any combination thereof, the value of such awards as determined by the Compensation Committee in its sole discretion. In the case of stock options, the value of the award shall be based upon the excess of the value of a share of Common Stock over the exercise price per share. The Compensation Committee may, in its sole discretion, provide that such cash, securities or other property is subject to vesting and/or exercisability terms similar to the award being canceled.

Duration and Modification

The Plan shall terminate on July 26, 2017, except with respect to awards then outstanding.

The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or to be in the best interests of the Company. No such amendment, suspension or termination shall (x) materially and adversely effect the rights of any Participant under any award, without the consent of such Participant or (y) increase the number of shares available for awards pursuant to the plan without stockholder approval; provided, however, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment of the Plan to cause certain awards not to be subject to Code Section 409A.

The Compensation Committee may, in its sole discretion, amend or modify at any time the terms and provisions of any outstanding award in any manner to the extent that the Compensation Committee under the Plan or any award agreement could have initially determined the restrictions, terms and provisions of such awards, including changing or accelerating the date or dates as of which stock options or stock appreciation right become exercisable, the date or dates as of which restricted share grants shall become vested, or the performance period or goals in respect of any performance units. No such amendment shall, however, materially and adversely affect the rights of any participant under any such award without the consent of such participant, provided that the Compensation Committee may amend an award, without the consent of the participant, in any way it deems appropriate to satisfy Code Section 409A and any other regulations or authority promulgated thereunder, including any amendment or modification of such award to cause it not to be subject to such Section 409A.

Eligibility and Extent of Participation

Individuals eligible for awards under the Plan are determined by the Compensation Committee in it sole discretion and are limited to the employees of, non-employee directors of, and consultants to the Company and its subsidiaries.

Stock Options

Stock options granted under the Plan may be in the form of incentive stock options or non-qualified stock options (sometimes referred to collectively herein as the “Stock Option(s)”). Such Stock Options shall be subject to the terms and conditions of the Plan and any additional terms and conditions as the Compensation Committee shall set forth in the relevant award agreement. The Compensation Committee may also provide that certain Stock Options shall be automatically exercised and settled on one or more fixed dates specified therein by the Compensation Committee.

Stock Options may be granted under the Plan in such form as the Compensation Committee may from time to time approve. Stock Options may be granted alone or in addition to other awards under the Plan or in tandem with stock appreciation rights. Special provisions shall apply to incentive stock options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code.

The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Compensation Committee, including, without limitation, a determination based on a formula determined by the Compensation Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of the grant of such Stock Option; provided, further, however, that, in the case of a ten percent (10%) stockholder, the exercise price of an incentive stock option shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant.

For purposes hereof, “fair market value” of the Company’s Common Stock means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such an exchange, the fair market value of a share of the Common Stock shall be determined in good faith by the Compensation Committee.

Exercise of Options

A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares to be purchased. Notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, or by payment through any other mechanism permitted by the Compensation Committee, including, if the Compensation Committee so determines, by delivery of shares of Common Stock. Any portion of a Stock Option that is exercised may not be exercised again. Stock options and granted under the Plan shall become exercisable at such time as designated by the Compensation Committee at the time of grant.

Stock Appreciation Rights

A stock appreciation right (“Stock Appreciation Right”) is an award granted with respect to a specified number of shares of Common Stock entitling a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions of the Plan and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Compensation Committee shall set forth in the relevant award agreement.

Stock Appreciation Rights may be granted under the Plan in such form as the Compensation Committee may approve from time to time. The term of each Stock Appreciation Right shall be such period of time as fixed by the Compensation Committee.

Exercise of Stock Appreciation Rights

A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice of exercise to the secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares for which the Stock Appreciation Right is being exercised. Any portion of a Stock Appreciation Right that is exercised may not be exercised again.

A Stock Appreciation Right granted under the Plan shall become exercisable at such time as designated by the Compensation Committee at the time of grant.

Restricted Shares and Restricted Stock Units

Awards of restricted shares and/or restricted stock units are subject to the terms and conditions of the Plan and any additional terms or conditions the Compensation Committee shall set for in the relevant award agreement. Subject to the terms of the Plan, the Compensation Committee shall determine the number of restricted shares and/or restricted stock units to be granted to a participant and the Compensation Committee may provide different terms and conditions on any particular restricted shares and/or restricted stock units grant made to any participant. Each recipient receiving an award of restricted shares shall be issued a stock certificate or certificates in respect of such award. These certificates shall bear a restrictive legend limiting the transferability of such shares until the applicable restrictions have lapsed. Such stock certificates evidencing restricted shares shall, at the discretion of the Compensation Committee, be deposited with and held by the Company until the restrictions thereon have lapsed and all applicable terms and conditions applicable to such grant shall have been satisfied. Grants of restricted shares and/or restricted stock units are subject to restrictions, terms and conditions the Compensation Committee deems appropriate. Such restrictions may involve limitation on the sale, assignment, or transfer of such shares, the requirement that the participant deposit such shares with the Company while the shares are subject to any such restrictions and the requirement that such shares be forfeited upon termination of employment or service for any reason or for specified reasons. Restricted stock units shall be similar to restricted shares except that no shares of Common Stock are issued until the vesting date.

Restriction Period

Restricted shares and/or restricted stock units shall only become unrestricted and vested in accordance with such vesting schedule and any other restrictions, terms and conditions relating to such restricted shares and/or restricted stock units as the Compensation Committee may establish in the relevant award agreement. While the shares are restricted, the participant may not sell, transfer, pledge, encumber or otherwise depose of such shares.

Upon the satisfaction or restrictions on a grant of restricted shares, a new, un-legended certificate shall be delivered to the participant. Restricted stock units shall be paid on such date and in such form as the Compensation Committee, in its sole discretion, may determine.

Stockholder Rights

A participant shall have, with respect to shares of Common Stock underlying a grant of restricted shares, all of the rights of a stockholder of such stock, except as such rights are limited by the relevant award agreement. Any dividends paid on such Restricted Shares shall be treated as additional restricted shares and subject to the same restrictions and other terms and conditions that apply to the unvested restricted shares. Prior to vesting and issuance of the relevant shares of Common Stock, there are no stockholder rights with respect to any restricted stock units granted under the plan.

Performance Units

A performance unit is an award of units (with each unit representing such monetary amount as is designated by the Compensation Committee in the award agreement) granted to a participant, subject to the terms and conditions of the Plan and the Compensation Committee, as it deems appropriate, including the requirement that the participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time (“Performance Unit”).

Performance Unit Grants and Performance Periods

Performance Units may be granted alone or in addition to any other award under the Plan. The Compensation Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such awards if the Company and/or the participant achieves certain goals during and in respect of a designated performance period. The performance goals and periods shall be established by the Compensation Committee in its sole discretion. The Compensation Committee shall establish performance goals for a performance period prior to or as soon as practicable after the commencement of such performance period. The Compensation Committee also shall establish a vesting schedule for Performance Units setting forth the portion of the award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the performance goals for the relevant period. Performance goals may use, among other things, such measures as level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of account changes, net income, total stockholder return, market valuation, cash flow and comparisons to peer companies. Such measures shall be defined by the Compensation Committee. The Compensation Committee may also adjust such performance goals or performance periods in such manner as it, in its discretion, deems appropriate at any time.

Payment of Units

If the applicable performance goals have been achieved or partially achieved, as determined by the Compensation Committee, the participant will be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units earned. Payment of earned Performance Units shall be made as soon as practicable after the performance period in cash, unrestricted Common Stock, restricted shares or a combination thereof, as determined by the Compensation Committee at its sole discretion.

Performance-Based Awards

Performance Units, restricted shares, restricted stock units and other awards subject to performance criteria that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code shall be paid or become vested solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) of the Code and the regulations thereunder. These performance goals shall be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, as the Compensation Committee may determine:

o	level of sales;

o	earnings per share;

o	income before income taxes and cumulative effect of accounting changes;

o	income before cumulative effect of accounting changes;

o	net income;

o	earnings before interest and taxes;

o	return on assets;

o	return on equity;

o	return on capital employed;

o	total stockholder return;

o	market valuation;

o	cash flow;

o	comparisons to peer companies;

o	working capital management;

o	management of capital expenditures;

o	growth rate of revenue;

o	growth rate of earnings before interest and taxes; and

o	completion of acquisitions and/or divestitures.

The foregoing criteria shall have any reasonable definitions that the Compensation Committee may specify, which may include or exclude any or all of the following items, as the Compensation Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses; and effects of divestitures. Any such performance criterion or combination of such criteria may apply to a participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Compensation Committee may specify. The payout of any such award may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Compensation Committee.

Transferability of Awards

Unless provided in the applicable award agreement, no award under the Plan shall be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise disposed of by a participant or any beneficiary of any participant except by testamentary disposition by the participant or laws of intestate succession. No interest shall be subject to execution, attachment or similar legal process, including for seizure for payment of the participant’s debts, judgments, alimony or maintenance. Unless otherwise provided in the award agreement, Stock Options and Stock Appreciation right are exercisable only by the participant.

Federal Income Tax Consequences

The following is a brief and general summary of some United States federal income tax consequences applicable to the Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the Plan depend upon various factors, including an individual’s own tax status, each participant who receives an award under the Plan should consult a tax advisor to determine the tax consequences of any award under the Plan.

Incentive Stock Options

Stock Options granted under the Plan may qualify as incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. Generally, no income is recognized by the optionee upon the exercise of an incentive stock option. The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the later to occur of (i) the end of the two year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the shares are issued to the optionee (we refer to the later of (i) or (ii) as the “ISO Holding Period”), any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the option price.

Generally, if the shares are disposed of by the optionee in a taxable disposition within the ISO Holding Period, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”) equal to the amount of ordinary income realized by the optionee. Any amount realized upon such a disposition by the optionee in excess of the fair market value of the shares on the exercise date will be capital gain.

If an optionee has not remained an employee of the Company or it subsidiaries during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised (other than in the case of the optionee’s death), or if the option otherwise loses its status as an incentive stock option, the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

Non-Qualified Stock Options

In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a non-qualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the fair market value of such shares on the exercise date.

Effect of Share-for-Share Exercise

If an optionee elects to tender shares of the Company’s Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs during the ISO Holding Period for such shares, then there will be a taxable disposition of the tendered shares with the tax consequences described above for the taxable dispositions during the ISO Holding Period of the shares acquired upon the exercise of an incentive stock option.

If the optionee tenders shares upon the exercise of a nonqualified option, the optionee will recognize compensation taxable as ordinary income and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”) in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

Restricted Shares

A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend (or, if applicable, qualified dividend), and the Company will not be entitled to a deduction in respect of any such dividend payment.

Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction, in an amount equal to the then fair market value of the shares of Company Common Stock or which the terms and conditions applicable to the restricted share award have been satisfied. The participant’s tax basis for any such shares of the Company Common Stock would be the fair market value on the date such terms and conditions are satisfied.

A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the participant not later than 30 days after the date of grant. If such an election is made, no income would be recognized by the participant (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The participant’s tax basis for the restricted shares received and for any shares of the Company Common Stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

The holding period for capital gain or loss purposes in respect of the Company’s Common Stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.

Performance Units and Restricted Stock Units

A participant will not recognize any income upon the award of a performance unit or restricted stock unit. A participant will generally recognize compensation taxable as ordinary income when he or she receives payment with respect to a performance unit or a restricted stock unit, and at such time the Company will generally be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted Company Common Stock received by the participant in payment of the performance units or restricted stock units. The participant’s tax basis for any such shares of the Company’s Common Stock would be the fair market value on the date such unrestricted shares are transferred to the participant. If all or a portion of the performance units or restricted stock units are paid in restricted shares, see “Restricted Shares” above for a discussion of the applicable tax treatment.

Limits on Deductions

Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the three other most highly paid executive officers of the Company (excluding the chief executive officer and the chief financial officer) in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

The Company has structured the Plan so that it may generally claim a deduction in connection with (i) the exercise of non-qualified stock options and/or SARs, (ii) the disposition during the ISO Holding Period by an optionee of shares acquired upon the exercise of incentive stock options, and (iii) the payment of any performance units or restricted stock units, provided that, in each case, the requirements imposed on qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards. Any awards, other than stock options and SARs, which vest solely as a result of the passage of time will not be qualified performance-based compensation under Section 162(m) of the Code (e.g., certain restricted stock, restricted stock units and performance units), and amounts for which the Company may claim a deduction upon the lapse of any restrictions on such awards will be subject to the limitations on deductibility under Section 162(m).

However, the Plan does permit the Compensation Committee to make awards that will not qualify as “qualified performance-based compensation” within the meaning of Section 162(m) and, while the Compensation Compensation Committee expects that a significant portion of the awards it grants under the Plan will be “qualified performance-based compensation”, the Compensation Committee may very well make various awards that do not satisfy those requirements.

Section 409A

Section 409A of the Code (“Section 409A”) provides substantial penalties (described below) to persons deferring taxable income, unless the requirements of Section 409A have been satisfied. Many awards provided under the Plan could be viewed as deferring income for participants and may, therefore, be subject to Section 409A. While it is the intention of the Company’s Board of Directors to prevent awards made under the Plan from being subject to Section 409A, or if subject to such section, to have such awards satisfy the requirements of Section 409A, there can be no assurance that awards made under the Plan which are subject to Section 409A will satisfy the requirements of Section 409A.

In the event that an award made under the Plan is subject to Section 409A, but does not satisfy the requirements of that Section, then the affected participant will incur an additional 20% tax on the amount found to be improperly deferred, as well as full taxation of that amount and interest on that amount from the date when that amount became vested. In addition, other deferrals by that participant found to be part of the same “plan”, even if the deferrals themselves satisfied Section 409A, would also be treated as failing to satisfy Section 409A and, with respect to those deferrals, the participant would also incur an additional 20% tax on the amount deferred, as well as full taxation of that amount and interest on that amount from the date it became vested.

Additional Information

The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to applicable withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of the Company’s Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of the Company’s Common Stock.

In the event that certain compensation payments or other benefits received by “disqualified individuals” (as defined in Section 280G(c) of the Code) under the Plan may cause or result in “excess parachute payments” (as defined in Section 280G(b)(1) of the Code) then, pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual.

Plan Benefits

The number of awards (if any) that an eligible participant may receive under the Plan is in the discretion of the Compensation Committee and therefore cannot be determined in advance. The following table sets forth (a) the aggregate number of shares issued pursuant to awards of restricted stock under the Plan during the fiscal year ended March 31, 2012, and (b) the dollar value of such shares based on $8.42 per share, the closing market price of our Common Stock on March 31, 2012.  No options were granted under the Plan during the fiscal year ended March 31, 2012.

Name and Principal Position	Number of Shares of Restricted Stock	Dollar Value of Restricted Stock
Laurence S. Levy, Chairman & Chief Executive Officer	33,984(1)	$286,145(1)
Edward Levy, President	24,670(1)	$207,721(1)
Scott Bravener, CEO and President, Lower Lakes	10,118(1)	$85,194(1)
Joseph W. McHugh, Jr., Chief Financial Officer	10,699(1)	$90,086(1)
All executive officers, as a group	79,471(1)	$669,146(1)
All directors who are not executive officers, as a group	10,722	$90,279
All employees who are not executive officers, as a group	6,746(1)	$56,801(1)

(1)	Represents the net number of shares issued after withholding shares for payment of income tax. Amounts included in the Summary Compensation Table represent the gross value of awards.

PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Grant Thornton LLP as the independent registered public accounting firm to audit and report upon our consolidated financial statements for the fiscal year ending March 31, 2013.  Although stockholder ratification of the Board of Directors’ action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year ending March 31, 2014, since it would be impractical to replace our auditors so late into our current fiscal year.

It is expected that representatives of Grant Thornton LLP will be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote FOR ratification of the appointment of the independent registered public accounting firm.  Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the independent registered public accounting firm unless otherwise specified in the proxy.

Principal Accountant Fees and Services

Audit Fees.  The aggregate fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2012 and March 31, 2011 for professional services rendered for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements were $547,002 for the fiscal year ended March 31, 2012 and $292,970 for the fiscal year ended March 31, 2011.

Audit-Related Fees.  The aggregate fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2012 and March 31, 2011 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements were $0 for the fiscal year ended March 31, 2012 and $29,520 for the fiscal year ended March 31, 2011.  The nature of the services performed for these fees was primarily in connection with the support of asset acquisitions.

Tax Fees.  The aggregate fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2012 and March 31, 2011 for professional services rendered for tax compliance, tax advice and tax planning were $59,652 for the fiscal year ended March 31, 2012 and $82,780 for the fiscal year ended March 31, 2011.  The nature of the services performed for these fees was primarily for the preparation of tax returns, responding to inquiries from taxing agencies and tax structure planning.

All Other Fees.  For the fiscal years ended March 31, 2012, and March 31, 2011, we incurred no other fees.

Policy on Pre-Approval of Services Provided by Grant Thornton LLP

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm.  The Audit Committee preapproves all audit and non-audit services provided by the independent registered public accounting firm, other than de minimis non-audit services, and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.

Other Matters

Any proposal of an eligible stockholder intended to be presented at the next annual meeting of stockholders must be received by us for inclusion in our proxy statement and form of proxy relating to that meeting no later than March 29, 2013.  The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us on or prior to June 12, 2013 and certain other conditions of the applicable rules of the SEC are satisfied.  Under our second amended and restated bylaws, proposals of stockholders intended to be raised at our regularly scheduled Annual Meeting of Stockholders to be held in 2013, including nominations for election as directors of persons other than nominees of the Board of Directors, must be received no later than July 22, 2013 and must comply with the procedures outlined in our second amended and restated bylaws, which may be found on our website www.randlogisticsinc.com or a copy of which is available upon request from the Secretary of the Company at the address set forth below.   Stockholder proposals should be directed to the Secretary of the Company at the address set forth below.

We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation.  In addition to solicitation of proxies by use of the mails, our directors, officers and employees (who will receive no compensation therefore in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview.

We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies.  We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2012, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SEC ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO LAURENCE S. LEVY, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, RAND LOGISTICS, INC., 500 FIFTH AVENUE, 50TH FLOOR, NEW YORK, NEW YORK 10110.

Our Board of Directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders.  However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING WHITE FORM OF PROXY IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors,

CAROL ZELINSKI, Secretary
500 Fifth Avenue, 50th Floor New York, New York 10110 July 27, 2012

Appendix A

RAND LOGISTICS, INC.

2007 LONG-TERM INCENTIVE PLAN

*  *  *  *  *

1.  Purpose.    The purpose of the 2007 Long-Term Incentive Plan (the “Plan”) is to further and promote the interests of Rand Logistics, Inc. (the “Company”), its Subsidiaries (as defined below) and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees, non-employee directors and consultants or those who will become employees, non-employee directors or consultants, and to align the interests of those individuals and the Company’s shareholders.

2.  Definitions.    For purposes of the Plan, the following terms shall have the meanings set forth below:

2.1  “Award” means an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the Plan.

2.2  “Award Agreement” means the agreement executed by a Participant pursuant to Sections 3.2 and 15.6 of the Plan in connection with the granting of an Award.

2.3  “Board” means the Board of Directors of the Company, as constituted from time to time.

2.4  “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.5  “Committee” means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

2.6  “Common Stock” means the Common Stock, par value $.0001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

2.7  “Company” means Rand Logistics, Inc., a Delaware corporation, or any successor corporation to Rand Logistics, Inc..

2.8  “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.9  “Fair Market Value” of the Company’s Common Stock means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded.  If at any time the Common Stock is not traded on such an exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Committee.

2.10  “Incentive Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.

2.11  “Non-Qualified Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

2.12  “Participant” means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

2.13  “Performance Units” means the monetary units granted under Section 9 of the Plan and the relevant Award Agreement.

2.14  “Plan” means the Rand Logistics, Inc. 2007 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

2.15  “Restricted Shares” means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

2.16  "Restricted Stock Unit" means an Award granted to a Participant pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement, except no shares of Common Stock are actually awarded to the Participant on the date of grant.

2.17  “Stock Appreciation Right” means an Award described in Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

2.18  "Subsidiary(ies)" means any corporation (other than the Company), partnership or limited liability company in an unbroken chain of entities, including and beginning with the Company, if each of such entities, other than the last entity in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock, partnership or membership interests in one of the other entities in such chain.

3.    Administration.

3.1  The Committee.  The Plan shall be administered by the Committee.  The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company and Outside Directors (within the meaning of Section 162(m) of the Code).  Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

3.2  Plan Administration and Plan Rules.  The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan.  Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan’s Participants, (b) making Awards in such amounts and in such forms as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan, any Award Agreement, and/or any other applicable agreement.  The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants.  The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.  Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants.  The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such forms as are approved by the Committee.

3.3  Liability Limitation.  Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

4.    Term of Plan/Common Stock Subject to Plan.

4.1  Term.  The Plan shall terminate on the tenth anniversary of the Board’s approval of the Plan, except with respect to Awards then outstanding.  After such date no further Awards shall be granted under the Plan.

4.2  Common Stock.  The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 13.2 of the Plan, shall not exceed 2,500,000 shares of Common Stock.  In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan.  Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares.  No fractional shares of Common Stock shall be issued under the Plan.

4.3  Computation of Available Shares.  For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares and Restricted Stock Units pursuant to Section 8 of the Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted.  If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

5.    Eligibility.  Individuals eligible for Awards under the Plan shall be determined by the Committee in its sole discretion and shall be limited to the employees, non-employee directors of, and consultants to the Company and its Subsidiaries.

6.    Stock Options.

6.1  Terms and Conditions.  Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the “Stock Option(s))”.  Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.  The Committee may also provide that certain Stock Options shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee (in such a situation, the Committee may provide that a number of shares of Common Stock with a Fair Market Value equal to or greater than the total exercise price be withheld to satisfy the exercise price and, in the event the Fair Market Value of the shares of Common Stock withheld exceeded the total exercise price, the Committee may provide that any excess be paid to the Participant in cash, securities or other property).

6.2  Grant.  Stock Options may be granted under the Plan in such form as the Committee may from time to time approve.  Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights.  Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a “10% Shareholder”).

6.3  Exercise Price.  The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

6.4  Term.  The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

6.5  Method of Exercise.  A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares to be purchased.  Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, or by payment through any other mechanism permitted by the Committee, including, if the Committee so determines, by delivery of shares of Common Stock.  The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes.  Any portion of a Stock Option that is exercised may not be exercised again.

6.6  Tandem Grants.  If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent such Participant exercises the Stock Appreciation Right to which such Stock Appreciation Right is related.

7.    Stock Appreciation Rights.

7.1  Terms and Conditions.  The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

7.2  Stock Appreciation Rights.  A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

7.3  Grant.  Stock Appreciation Rights may be granted under the Plan in such form as the Committee may from time to time approve.  A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

7.4  Term.  The term of each Stock Appreciation Right shall be such period of time as is fixed by the Committee.

7.5  Method of Exercise.  A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares for which the Stock Appreciation Right is being exercised.  Any portion of a Stock Appreciation that is exercised may not be exercised again.

7.6  Tandem Grants.  If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

8.    Restricted Shares and Restricted Stock Units.

8.1  Terms and Conditions.  Awards of Restricted Shares and/or Restricted Stock Units shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement or other applicable agreement.  Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares and/or Restricted Stock Units to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Shares and/or Restricted Stock Units grant made to any Participant.  With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares.  Such stock certificate(s) shall be registered in the name of the Participant, and shall bear, among other required legends, the following legend:

"THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT LIMITATION, FORFEITURE EVENTS) CONTAINED IN THE RAND LOGISTICS, INC. 2007 LONG TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND RAND LOGISTICS, INC.  COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICE OF THE SECRETARY OF RAND LOGISTICS, INC., 461 FIFTH AVENUE, 25TH FLOOR, NEW YORK, NEW YORK 10017.  RAND LOGISTICS, INC. WILL FURNISH TO THE RECORDHOLDER OF THE CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF SUCH PLAN AND AWARD AGREEMENT.  RAND LOGISTICS, INC. RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED."

The stock certificate evidencing Restricted Shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

8.2  Restricted Share and/or Restricted Stock Unit Grants.  A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions, if any, as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment or service for any reason or for specified reasons within a specified period of time (including, without limitation, the failure to achieve designated performance goals).  Restricted Stock Units shall be similar to Restricted Shares except that no shares of Common Stock are actually awarded to the Participant on the date of grant.

8.3  Restriction Period.  In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares and/or Restricted Stock Units shall only become unrestricted and vested in the Participant in accordance with such vesting schedule and any other applicable restrictions, terms and conditions relating to such Restricted Shares and/or Restricted Stock Units, if any, as the Committee may establish in the relevant Award Agreement or other applicable agreement (the "Restriction Period").  During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award.  Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive the Restricted Shares and/or Restricted Stock Units or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

8.4  Payment of Restricted Share and/or Restricted Stock Unit Grants.  After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 hereof, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant.  Except as otherwise provided in this Section 8 or under applicable law, Restricted Stock Units shall be paid on such date and in such form (e.g., cash, shares, or a combination of cash and shares) as the Committee, in its sole discretion, shall determine.

8.5  Stockholder Rights.  A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a stockholder of such stock (except as such rights (including the right to receive dividends), in the Committee’s discretion,  are limited or restricted under the Plan or in the relevant Award Agreement or in any other applicable agreement).  Any stock dividends paid in respect of unvested Restricted Shares shall (to the extent the unvested Restricted Shares are entitled to receive dividends) be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.  There shall be no shareholder rights with respect to any Restricted Stock Units granted hereunder.

9.    Performance Units.

9.1  Terms and Conditions.  Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

9.2  Performance Unit Grants.  A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

9.3  Grants.  Performance Units may be granted alone or in addition to any other Awards under the Plan.  Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

9.4  Performance Goals and Performance Periods.  Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the “Performance Goals”) during and in respect of a designated performance period (the “Performance Period”).  The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion.  The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period.  The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period.  In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow, completion of acquisitions and/or divestitures, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate.  Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion).  During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

9.5  Payment of Units.  With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned.  Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.

10.     Other Provisions.

10.1  Performance-Based Awards.  Performance Units, Restricted Shares, Restricted Stock Units and other Awards subject to performance criteria that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code shall be paid or become vested solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) and the regulations thereunder.  These performance goals shall be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, as the Committee may determine: level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow, comparisons to peer companies, working capital management, management of capital expenditures, growth rate of revenue, growth rate of earnings before interest and taxes and completion of acquisitions and/or divestitures.  The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses; and effects of divestitures.  Any such performance criterion or combination of such criteria may apply to a Participant's award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify.  The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee.  For purposes of the Plan, “Covered Employee” has the same meaning as set forth in Section 162(m) of the Code.

10.2  Maximum Yearly Awards.  The maximum annual Common Stock amounts in this Section 10.2 are subject to adjustment under Section 13.2 and are subject to the Plan maximum under Section 4.2.

10.2.1  Performance-Based Awards. The maximum amount payable in respect of Performance Units, performance-based Restricted Shares and Restricted Stock Units and other Awards in any calendar year may not exceed 1,000,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) in the case of any individual Participant.

10.2.2  Stock Options and SARs. Each individual Participant may not receive in any calendar year Awards of Options or Stock Appreciation Rights exceeding 1,000,000 underlying shares of Common Stock.

11.    Dividend Equivalents.  In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents.  In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date.  The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

12.    Non-transferability of Awards.  Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession.  No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant’s debts, judgements, alimony, or separate maintenance.  Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

13.    Changes in Capitalization and Other Matters.

13.1  No Corporate Action Restriction.  The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary.  No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, shareholders or agents of the Company or any subsidiary, as a result of any such action.

13.2  Changes in Capital Structure.  Awards granted under the Plan, any agreements evidencing such Awards and the maximum number of shares of Common Stock subject to all Awards stated in Section 4.2 and subject to individual calendar year Awards in Section 10.2 shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.  The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Notwithstanding the above, in the event of any of the following,

A.	The Company is merged into or consolidated with another
corporation or entity;

B.	All or substantially all of the assets of the Company
are acquired by another person;

C.	The reorganization or liquidation of the Company;

D.	The Company entering into a written agreement to
undergo an event described in clauses A, B or C above;

then the Committee may, in its discretion and upon at least ten (10) days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash, securities or other property (including any securities or other property of a successor or acquirer), or any combination thereof, the value of such Awards as determined by the Committee in its sole discretion; in the case of Stock Options, the value of the Award shall be based upon the excess of the value of a share of Common Stock over the exercise price per share.  The Committee may, in its sole discretion, provide that such cash, securities or other property is subject to vesting and/or exercisability terms similar to the Award being cancelled.

14.    Amendment, Suspension and Termination.

14.1  In General.  The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or to be in the best interests of the Company or any Subsidiary.  No such amendment, suspension or termination shall (x) materially and adversely effect the rights of any Participant under any Award, without the consent of such Participant or (y)  increase the number of shares available for Awards pursuant to Section 4.2 without shareholder approval; provided, however, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment of the Plan to cause certain Awards not to be subject to Code Section 409A.

14.2  Award Agreement Modifications.  The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Award, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Awards, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share grants shall become vested, or (c) the performance period or goals in respect of any Performance Units; provided, however that with respect to an Award intended to be “qualified performance-based compensation”, no such amendment or modification may cause the Award to cease to satisfy the requirements of “qualified performance-based compensation”.  No such amendment or modification shall, however, materially and adversely affect the rights of any Participant under any such Award without the consent of such Participant; provided, however, that the Committee may amend an Award, without the consent of the Participant, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment or modification of such Award to cause it not to be subject to Code Section 409A.

15.    Miscellaneous.

15.1  Tax Withholding.  The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local, foreign or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation.  In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

15.2  No Right to Employment.  Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee, director or consultant of the Company or any Subsidiary any right to continued employment, Board membership or consulting relationship with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment, directorship or consulting relationship of any employee, director or consultant at any time for any reason, even if such termination adversely affects such Participant's Awards.

15.3  Unfunded Plan.  The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan.  Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement.  No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary.  Nothing contained in the Plan, any Award Agreement or any applicable agreement, shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

15.4  Other Company Benefit and Compensation Programs.  Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Committee expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation.  Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries.  The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees, non-employee directors and consultants.

15.5  Listing, Registration and Other Legal Compliance.  No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan or any Award Agreement unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations.  The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations.  Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may bear appropriate legends and may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law.  In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.  With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3.

15.6  Award Agreements.  Each Participant receiving an Award under the Plan shall enter into an Award Agreement and any other agreement with the Company and/or its Subsidiaries as may be required by the Committee in such forms as determined by the Committee.  Each Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

15.7  Designation of Beneficiary.  Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Stock Option or Stock Appreciation Right or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant’s death.  At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary.  Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee.  If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate.  If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

15.8  Leaves of Absence/Transfers.  The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant.  Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary.  If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfer.

15.9  Governing Law.  The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof.  Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

15.10  Effective Date.  The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company’s shareholders in accordance with Sections 162(m) and 422 of the Code.

IN WITNESS WHEREOF, this Plan is adopted by the Company on this 26th day of July, 2007

RAND LOGISTICS, INC.

By:	/s/ Laurence S. Levy
Name:	Laurence S. Levy
Title:	Chairman of the Board and Chief Executive Officer

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú
PROXY
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSALS LISTED BELOW.					Please mark your votes like this		☒
	FOR nominee listed below	WITHHOLD AUTHORITY to vote for nominee listed below
1. Election of Class III Directors: Laurence S. Levy H. Cabot Lodge III	☐ ☐	☐ ☐	2.
Approval, for purposes of Section 162(m) of the United States Internal Revenue Code, of the performance-based award provisions used to determine executive compensation under the Rand Logistics, Inc. 2007 Long Term Incentive Plan.
					FOR ☐	AGAINST ☐	ABSTAIN ☐
					FOR	AGAINST	ABSTAIN
			3.	Ratification of the appointment of Grant Thornton LLP as Rand Logistics, Inc.'s independent registered public accounting firm for the fiscal year ending March 31, 2013.	☐	☐	☐

			4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark date and sign, and return promptly this proxy in the enclosed envelope. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature if held jointly	Dated	2012
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 21, 2012. This Proxy Statement and our 2012 Annual Report to Stockholders on Form 10-K are available at http://randlogistics.investorroom.com

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú
PROXY

RAND LOGISTICS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 21, 2012.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints LAURENCE S. LEVY and EDWARD LEVY, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Rand Logistics, Inc. (the “Company”) on Friday, September 21, 2012, at the offices of the Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominees listed for Class III Directors on the reverse side; FOR approval, for purposes of Section 162(m) of the United States Internal Revenue Code, of the performance-based award provisions used to determine executive compensation under the Rand Logistics, Inc. 2007 Long Term Incentive Plan; FOR ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of Rand Logistics, Inc. for the fiscal year ending March 31, 2013; and in the discretion of the proxy holders on any other matter which comes before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting. This proxy may be revoked at any time prior to the time it is voted.

Only stockholders of record at the close of business on July 25, 2012 are entitled to notice of, and to vote at the meeting and any adjournment or postponement thereof.

(Continued and to be dated and signed on reverse side)